Acquisitions and Other Business Activities (Schedule of Supplemental Pro Forma Information) (Details) - Solid Concepts Inc [Member] - USD ($) $ / shares in Units, $ in Thousands	3 Months Ended	9 Months Ended
	Sep. 30, 2014	Sep. 30, 2014
Business Acquisition [Line Items]
Net sales	$ 205,356	$ 568,274
Net loss attributable to Stratasys Ltd.	$ (18,203)	$ (15,590)
Net loss per ordinary share attributable to Stratasys Ltd. - basic and diluted	$ (0.36)	$ (0.31)